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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  JUNE 29, 1999
                Date of Report (Date of earliest event reported)

                                  HACH COMPANY
             (Exact name of registrant as specified in its charter)

              DELAWARE                 0-3947               42-0704420
      (State of incorporation)      (Commission           (IRS Employer
                                      File No.)         Identification No.)

                 5600 LINDBERGH DRIVE, LOVELAND, COLORADO 80537
            (Address of principal executive offices)       (Zip code)

                                 (970) 669-3050
               Registrant's telephone number, including area code


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ITEM 5.  OTHER EVENTS.

        On June 29, 1999, Hach Company announced that the Department of Justice granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to the previously-announced merger of Hach with a wholly owned subsidiary of Danaher Corporation. Early termination or expiration of the Act's waiting period was a condition to consummation of the merger. Danaher and Hach anticipate that the merger will close in the third calendar quarter of 1999, subject to other closing conditions.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HACH COMPANY


Date:  June 30, 1999                By:  /s/ Bruce J. Hach
                                         --------------------------------------
                                            Bruce J. Hach, President


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